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                                                                      Exhibit 23



               [Letterhead of Arthur Andersen LLP Appears Here]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in the Annual Report on Form 10-K for year ended December 31, 1996 of Cable TV Fund 11-D, Ltd. (the "Partnership") into the Partnership's Proxy Statement (File No. 0-13171).



                                      ARTHUR ANDERSEN LLP


Denver, Colorado
May 8, 1997